N AC H U M “ H O MI ” S H A MI R P R E S I D E N T A N D C H I E F E X E C U T I V E O F F I C E R 3 3 R D A N N UA L J . P. M O R G A N H E A LT H C A R E C O N F E R E N C E J A N U A R Y 1 5 , 2 0 1 5

SAFE HARBOR STATEMENT

Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our partner model and the ability of our partners and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES instrumentation and assays; market opportunity for ARIES and NxTAG RPP product; functionality and benefits of ARIES and NxTAG RPP and competitive position; reimbursement trends; development and growth of our PGx strategy, our ability to drive growth through investment in R&D and focus on operating leverage and managing operating costs; our long term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2015 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; 2014 revenue guidance; our business outlook, financial targets and projections about revenues, cash flow, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2015 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties some of which are beyond our control that could cause actual results or plans to differ materially and adversely from those anticipated in the forward looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward looking statements.

Also, certain non-GAAP financial measures as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non-GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation may be available on our website at www.luminexcorp.com in accordance with Regulation G.

2 | © Copyright 2015 Luminex Corporation | *Breakthrough solutions to improve health and advance science*

Luminex

WHO WE ARE 3 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science  A Foundation Built on Multiplexing - From only one sample, detect and identify up to 500 biological agents - Improves time, cost, and productivity - Distributed by Key Industry Players  Growing Focus on Molecular Diagnostics - Expanding product portfolio with the launch of new, innovative products - Moving downstream into large, adjacent markets - Direct Salesforce Shifting the Company into a Diagnostics Business Partnership Channel Direct Sales Channel Accelerati g the Transf rmation into a Diagnostics Business LMNX

PARTNERSHIP CHANNEL FUNDING GROWTH IN MOLECULAR CHANNEL 4 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science  Stable, Strong & Profitable Partnership Channel - Annualized 2014 Revenue: ~$118M [1] - CAGR [2] - Royalties: 15% - Consumables: 6% - Systems: -3%  Molecular Diagnostics Drives Future Growth - Annualized 2014 Revenue: ~$85M [1] - 3Q14 YTD Growth Rate: 13% [1] For illustration purposes only. Not to be considered guidance. 2014 figures & CAGR ‘s based on annualized 2014 revenue derived from reported 3Q 2014 YTD Revenue [2] 4-year CAGR based on 2014 annualized revenue over 2010 0 50 100 150 2010 2011 2012 2013 2014 $(M) Systems Consumables Royalties 0 20 40 60 80 100 2010 2011 2012 2013 2014 $(M) Assays CAGR = 6% [2] CAGR = 27% [2]

Diagnostics – Direct 38% Diagnostics – Partner 35% Research – Partner 27% GROWING EMPHASIS ON DIAGNOSTICS 5 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science YTD 2014 Revenue [1] Research – Partner 40% Diagnostics – Direct 23% Diagnostics – Partner 37% 2010 Revenue Total Diagnostics Contribution 60% 73% Direct Diagnostics Contribution 23% 38% [1] 2014 YTD Revenue as of September 30, 2014

Positioning for Accelerating Growth in Molecular Diagnostics With Launches of ARIES and NxTAG 2015 – YEAR OF TRANSITION 6 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science ATTRACTIVE Markets Leadership position in growing multibillion dollar markets with multiple revenue streams DIFFERENTIATED Technology Solution-based product innovation to Lab customers NEW PRODUCT Launches NxTAG® RPP ARIES® US & EU Launch OPERATIONAL Improvement New leadership streamlining operational functions across business units FINANCIAL Leverage Strong gross margins & Profitability

THE ESTABLISHED LEADER IN MULTIPLEX TESTING 7 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science Detect and identify up to 500 biological agents • Save time • Decrease cost • Increase productivity 11,200+ Instruments placed 700+ Assays Developed 65 IVDs Clearances on Luminex Technology 325+ Issued Patents Worldwide More than 22,000 published scientific studies cite Luminex technology and/or partner products

ARIES®: SOLUTION-BASED PRODUCT INNOVATION 8 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science • Contamination and Misdiagnosis • Varying Testing Platforms • Limited Bench Space • Scarcity of Highly Trained Personnel • High Volume of Reports Challenges for Labs ARIES Solution • Sample-to-Answer, Minimizes User Error • Compelling Launch Menu, Rapid Menu Expansion • Minimal Footprint – 15” Bench Space • True Walkaway Automation • Streamlined Reporting

Complete Development ARIES® TIMELINE TO COMMERCIAL LAUNCH Clinical Trials Start 2H14 1Q15E Summer 15E FDA 510(k) Submission/ RUO Launch 4Q15E Target Date for FDA Clearance All 5+ Assays Cleared 2Q16E 9 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science Commercial Launch

Launch Offering Market Opportunity ARIES® INITIAL LAUNCH MENU 10 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science Source: Market Diagnostics International (MDxI); Kalorama 2013 Report on Molecular Diagnostics and internal estimates $1B+ Initial Menu – Infectious Diseases Focus Disease States Addressed Respiratory Gastrointestinal Women’s Health

NXTAG® RPP: STREAMLINES WORKFLOW WITHOUT SACRIFICING THROUGHPUT 11 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science Hands-on Time: 20-25 min Time to Results: < 4 hrs • Comprehensive Multiplex Panel • Minimal Hands-on Time • Rapid Turnaround Time • Outstanding Performance • Closed-tube Workflow • Highly Scalable Throughput

RUO Launch NXTAG® RPP TIMELINE Clinical Trials Start 1Q15E 2Q15E Summer 15E FDA 510(k) Submission 4Q15E Target Date for FDA Clearance 12 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science

A R I E S Full MDx (500) Moderately Complex MDx (1000) Limited MDx (5,000) No MDx Capability (7,000) EXPANDING DOWNSTREAM WITH ARIES Source: Mdxi Market Diagnostics Int’l, Emmes Database (2013): 1,000 U.S. laboratory survey, Scientia Analysis, AHA Registered U.S. Hospitals, CMS CLIA 13 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science Luminex 2015 and Beyond Key Positioning • Access to Attractive, Fast Growing Markets Segments • Simple, Easy to Use Solutions Drive Adoption • Offering Complete Testing Solution: - xTAG® /NxTAG® RPP (High Multiplex) - ARIES® (Real-time PCR) xTAG NxTAG

50 100 150 200 250 2010 2011 2012 2013 2014E Total Revenue ($M) CONSISTENT TOP-LINE GROWTH [1] 4-year CAGR based on Mid-point of 2014 guidance range over 2010 [2] 2014 revenue guidance as of 3Q14 earnings call, October 27, 2014 14 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science 2014 Guidance of $225M- $228M [2]

[1] Non-GAAP Operating margin for years 2010-2014 exclude litigation fees, restructuring, severance, and settlement of distributor agreements [2] YTD 2014 figures as of September 30, 2014 STRONG GROSS AND OPERATING MARGINS 15 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science 0% 4% 8% 12% 16% 2010 2011 2012 2013 YTD 2014 Non-GAAP Operating Margin [1] [2] Highlights  Industry Leading Gross Margins  Significant Operating Leverage and Profitability  Generating Strong Free Cash Flow  No Debt  Over $96M in Cash and Investments at Sep. 30, 2014 Gross Margin: 68% 68% 70% 67% 69%

MY 90 DAY INITIAL OBSERVATIONS 16 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science Focus On Execution Partnership Challenge Next Generation Sequencing Operational Improvements  Announced on 3Q14 earnings call: “We expect consumable revenue to be under pressure in the near term, as result of temporary inventory management challenges by our largest partner”  Expect this pressure to continue during 2015  Gaining traction within certain Diagnostics applications  Could affect trajectory of our Genetics Assay portfolio, primarily our CF business in high volume accounts  Not expected to impact our Infectious Disease portfolio  Deliver 2014 Guidance  Build 2015 Operating Plan  Launch ARIES® & NxTAG® by End of 4Q15  Shift from a technology based company to a market driven company  Create organizational synergy while leveraging existing resources  Streamline global manufacturing to provide incremental GM leverage

KEY TAKEAWAYS: HOW WE WIN 17 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science • Utilize Brand Recognition and Reputation While Expanding Addressable Market • Offer a Complete Testing Solution • Focus on Execution, Organizational Synergy and Becoming Market Driven • Leverage a Strong Balance Sheet • Growing Emphasis on Diagnostics

THANK YOU

[1] Non-GAAP Operating margin for years 2010-2014 exclude litigation fees, restructuring, severance, and settlement of distributor agreements [2] YTD 2014 figures as of September 30, 2014 APPENDIX: NON-GAAP RECONCILIATION 19 | © Copyright 2015 Luminex Corporation | Breakthrough solutions to improve health and advance science 0% 4% 8% 12% 16% 2010 2011 2012 2013 YTD 2014 Non-GAAP Operating Margin GAAP Operating Margin Operating Margin [2] [1]